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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): June 23, 2004
                                                           -------------


                                  NEXMED, INC.
                                  ------------
               (Exact Name of Registrant as Specified in Charter)


        Nevada                        0-22245                   87-0449967
        ------                        -------                   ----------
(State of incorporation)      (Commission File Number)        (IRS Employer
                                                          Identification Number)


350 Corporate Boulevard, Robbinsville, New Jersey                  08691
-------------------------------------------------                  -----
    (Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (609) 208-9688
                                                           --------------


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ITEM 5. OTHER EVENTS AND REQUIRED FD DISCLOSURE

     The Company announced on June 23, 2004 that it has raised over $8.27 million in gross proceeds from a private placement of its securities to 16 institutional and accredited investors, including SDS Capital and Penfield Partners. Reference is hereby made to the press release of NexMed, Inc., dated June 23, 2004, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits:

          4.1  Form of Warrant dated June 18, 2004

          10.1 Common Stock and Warrant Purchase Agreement, dated as of June 18, 2004, between NexMed, Inc. and the Purchases set forth on
               Schedule 1 thereto

          10.2 Investor Rights Agreement, dated as of June 18, 2004, between the Company and the Purchasers identified on Schedule 1 thereto

          99.1 Press Release issued by NexMed, Inc., dated June 23, 2004



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NEXMED, INC.



                                     By: /s/ Vivian H. Liu
                                         -----------------
                                     Name: Vivian H. Liu
                                     Title: Vice President-Corporate Affairs and
                                            Secretary


Date: June 23, 2004